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                  NICHOLAS -- APPLEGATE-Registered Trademark-
                              Institutional Funds

                            SUPPLEMENT TO PROSPECTUS
                              Dated July 19, 2002

                                OCTOBER 2, 2002

The Investment Adviser, Nicholas-Applegate Capital Management, has decided to recommend to the Board of Trustees of the Nicholas-Applegate Institutional Funds that it combine the assets of the Global Technology Fund and the Global Health Care Fund (the "Funds") in a tax-free merger with the Nicholas-Applegate Global Select Fund in early 2003. Nicholas-Applegate also believes that combining the assets of the 3 funds into one larger pool of assets will create a more efficient, economically viable fund to manage. Effective October 2, 2002, neither of the Funds will accept new investment subscriptions.

The Investment Adviser expects the Board of Trustees to approve the proposal to combine the assets of the 3 funds, and intends to mail proxy materials to you in December 2002. The proxy materials will explain the terms of the transaction and compare each fund's investment objectives and policies, portfolio management teams, and operating expenses. The materials will also ask you to vote on the proposal to combine the 3 funds. Please read the materials carefully before voting.

In this interim period, the new members of the teams that will furnish investment management services to the Funds are listed below. Their respective backgrounds are described in the Prospectus under "Portfolio Teams."

Global Technology: Jason Campbell, John Mazur

Global Health Care: Montie L. Weisenberger

In addition, delete the following names from the "Portfolio Teams": Thomas Bleakley, Andrew B. Gallagher, Randall S. Kahn, Ernesto Ramos, Jessica L.G. Occhialini, Trisha C. Schuster, Michael P. Carroll, David Fujisaki, Peter S. Moon, and Rolf Schild.